UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):   January 29, 2021

Dynavax Technologies Corporation

(Exact name of registrant as specified in its charter)

Commission File Number:  001-34207

Delaware	33-0728374
(State or other jurisdiction of incorporation)	(IRS Employer Identification No.)

2100 Powell Street, Suite 900

Emeryville, CA 94608

(Address of principal executive offices, including zip code)

(510) 848-5100

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class:	Trading symbol(s):	Name of each exchange on which registered:
Common Stock, $0.001 par value	DVAX	The Nasdaq Stock Market LLC

Indicate by check mark whether the Registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the Registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement.

CEPI Agreement

On January 29, 2021, Dynavax Technologies Corporation (the “Company”) entered into an agreement (the “Agreement”) with the Coalition for Epidemic Preparedness Innovations (“CEPI”), relating to the supply of the Company’s novel toll-like receptor 9 agonist adjuvant, CpG 1018™, at CEPI’s direction, to certain third parties who have agreements with CEPI regarding the funding of development and manufacturing initiatives of vaccines for COVID-19 (each, a “CEPI Partner” and collectively “CEPI Partners”).

The Agreement provides for the manufacture and initial reservation of a specified quantity of CpG 1018 (the “Initial Reserved Material”), and an option, exercisable in CEPI’s sole discretion prior to March 15, 2021, for the manufacture and reservation of an additional quantity of CpG 1018 (the “Additional Reserved Material”, together, the “Reserved Materials”). The Initial Reserved Material is expected to be available for release during the second and third quarters of 2021. The Additional Reserved Material is expected to be available for release during the fourth quarter of 2021. The Agreement also provides CEPI with a first right to reserve additional supply of CpG 1018 to be deliverable in the fourth quarter of 2021, subject to the Company confirming that it has capacity to supply such additional amount.

The Agreement enables CEPI, subject to certain limitations and requirements, to direct the supply of Reserved Material to CEPI Partners.  CEPI Partners would then purchase CpG 1018 directly from the Company under separately negotiated agreements, subject in certain circumstances to specified pricing requirements.  The Agreement also allows the Company to sell the Reserved Material to third-parties if not purchased by a CEPI Partner within a defined period of time.

In exchange for the Company reserving CpG 1018 pursuant to the Agreement, CEPI has agreed to provide the Company with an interest-free, unsecured, forgivable loan in an amount equivalent to the anticipated manufacturing costs of all material reserved by CEPI under the Agreement, which, for the Initial Reserved Material and Additional Reserved Material, is up to $99 million (the “Loan Amount”).  Loan Amounts for the Initial Reserved Material will be funded in part upon the execution of the Agreement, in part upon the exercise of CEPI’s option to reserve the Additional Reserved Material, and in part upon the release of the applicable Reserved Material.  The Company is obligated to repay the Loan Amount, on a proportional basis, if and to the extent the Company receives payment for the applicable CpG 1018 reserved under the Agreement. If the vaccine programs pursued by CEPI Partners are unsuccessful and no alternative use is found for the adjuvant funded through the Agreement, the applicable Loan Amount will be forgiven.

The Agreement will terminate at the earlier of (a) such time as all Reserved Material has been sold and all portions of the Loan Amount have been repaid to CEPI and (b) the second anniversary of the date of the Agreement; provided, however, that the Company will remain obligated to repay any outstanding applicable Loan Amount to the extent that it subsequently receives payment for any Reserved Material that remains unsold as of such second anniversary.

Amendment to CRG Loan Agreement

On January 29, 2021 Dynavax entered into a fourth amendment (the “Fourth Amendment”) to its term loan agreement with CRG Servicing LLC (“CRG”), dated as of February 20, 2018 (the “CRG Loan Agreement”). The Fourth Amendment amends the CRG Loan Agreement and its respective covenants to, among other things, allow the Company to enter into the Agreement with CEPI and to perform its obligations thereunder.

Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information included in Item 1.01 of this Current Report on Form 8-K with respect to the Loan Amount is incorporated into this Item 2.03 of this Current Report on Form 8-K by reference.

Item 8.01 Other Events.

On February 1, 2021 the Company announced that it is supporting Clover Biopharmaceuticals, Inc. (“Clover”) in its efforts to initiate a global Phase 2/3 efficacy trial (the “Clover Trial”) with Clover’s S-Trimer COVID-19 vaccine candidate adjuvanted with CpG 1018 plus alum in the first half of 2021 with an interim analysis for vaccine efficacy potentially in the middle of 2021. Clover is a CEPI Partner, and it is expected that CEPI will continue to support the development of Clover’s COVID-19 vaccine candidate and will fund the development, including the Phase 2/3 trial, through licensure. The CpG 1018 used in the Clover Trial and beyond will be, at least in part, Reserved Material funded by CEPI.

Forward-Looking Statements

This Current Report on Form 8-K contains “forward-looking statements,” including statements regarding expected results for an ongoing clinical trial. Forward-looking statements can generally be identified by the use of words such as “anticipate,” “believe,” “continue,” “could,” “estimate,” “expect,” “forecast,” “intend,”, “will”, “may,” “plan,” “project,” “potential,” “seek,” “should,” “think,” “will,” “would” and similar expressions, or they may use future dates. Forward-looking statements in this document include, without limitation, statements regarding the Company’s expectations as to expected loan amounts from CEPI, potential demand for CpG 1018 under the CEPI Agreement, timing and expected results of the Clover Trial and demand and funding for CpG 1018 used in the Clover Trial. These forward-looking statements are subject to assumptions, risks and uncertainties that may change at any time, and readers are therefore cautioned that actual results could differ materially from those expressed in any forward-looking statements. Factors that could cause actual results to differ include, among other things: risks and uncertainties associated with completion of the study and timing thereof; and other risks and uncertainties discussed in the Company’s filings with the SEC, including the “Risk Factors” sections of the Company’s Quarterly Report on Form 10-Q for the quarter ended September 30, 2020. The Company undertakes no obligation to update any forward-looking statements as a result of new information, future developments or otherwise, except as expressly required by law. All forward-looking statements in this document are qualified in their entirety by this cautionary statement.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dynavax Technologies Corporation
Date: February 1, 2021	By:	/s/ STEVEN N. GERSTEN
Steven N. Gersten
Senior Vice President